EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To Internet Holdings, Inc:

We hereby consent to the incorporation in this registration statement on Form S-8 of our report dated March 18, 1996 accompanying the financial statements of Internet Holdings, Inc. (formerly China Biomedical Group, Inc.) a Utah corporation.

                                                     /s/ Callaghan Nawrocki
                                                     ----------------------
                                                     CALLAGHAN NAWROCKI, PC


Melville, New York
August 6, 1996